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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2002
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                                     BNS Co.
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             (Exact name of registrant as specified in its charter)

                  Delaware           1-5881                     050113140
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


                275 West Natick Road, Warwick, Rhode Island 02886
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number: 401-244-4500
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          (Former name or former address, if changed since last report)


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Item 5. Other Events
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     As of February 11, 2002, BNS Co.'s (the "Company") Class A Common Stock is
being traded on the OTC Bulletin Board under the symbol BNSXA and on the Boston Stock Exchange under the symbol XGT. Trading of the Company's Class A Common Stock on the New York Stock Exchange ceased on February 8, 2002.

     Pursuant to the Company's Bylaws, the Company's Board of Directors has fixed the date of the Company's 2002 Annual Meeting of Stockholders at 10:00 a.m. local time on June 7, 2002 at the Company's Warwick, Rhode Island headquarters. The 2001 Annual Meeting of Stockholders was held on July 19, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BNS Co.


Date:  February 19, 2002               By: /s/ Andrew C. Genor
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                                           Name:  Andrew C. Genor
                                           Title: Chief Executive Officer